RFC RURBAN FINANCIAL CORP.

25th

Annual Meeting

April 17, 2008

Growth and Profitability: Our Passion

Welcome and Call To Order

Mark Klein

President and CEO

The State Bank and Trust Company

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
SB&T - Advisory Board Members

Fulton County
Jim McDonnall
Ed Nofziger
Joe O'Neil
William Toedter
Joe Short

Paulding County
Floyd Furrow
John Kauser
Dr. John Saxton
Ronda Stabler
Jim Stahl
Rex Williamson

Lima Region
Pat Chaney
Joseph Guagenti
Ron Miller
Tim Stolly

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Director Overview and Insight

Steve VanDemark

- Chairman, Rurban Financial Corp.
- Chairman, The State Bank and Trust Company
- Director, RDSI

Rurban Financial Corp.
Holding Company Directors

Tom Buis
Tom Callan
John Compo *
John Fahl *
Bob Fawcett *
Dick Hardgrove
Ken Joyce
Rita Kissner *
Tom Sauer
Steve VanDemark
Mike Walz

* Indicates up for re-election

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Directors of Subsidiaries

RDSI

Ken Joyce, Chairman

Don DeWitt

John Schock

Hank Thiemann

Steve VanDemark

SB&T

RFC Directors

Mark Klein

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Annual Meeting Agenda

- Rurban Overview
- Banking and Financial Market Overview
- Progress and Strategy
    - Ken Joyce, President and CEO
    - Duane Sinn, Chief Financial Officer
- Questions and Answers
- Election & Proposals
- Adjourn

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp. Profile

- Headquartered in Defiance, Ohio
- Two primary business lines (% of 2007 Revenue)
  - Community Banking (53%)
  - Data and Item Processing for banks (47%)
- $572 million in assets
- Listed on NASDAQ Global market: RBNF
- Web Site: www.rurbanfinancial.net

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp. Structure



Rurban Financial Corp.
RBNF
The State Bank and Trust Company & Reliance Financial Services (DBA)
RDSI & DCM (DBA)

Rurban Financial Corp.
Improving Profitability



$1,200
$1,000
$800
$600
$400
$200
$0
Avg Qtr 2005
1st Q 2006
2nd Q 2006
3rd Q 2006
4th Q 2006
1st Q 2007
2nd Q 2007
3rd Q 2007
4th Q 2007
1st Q 2008
Banking Group Net Income
RDSI Net Income
Total Net Income

Rurban Financial Corp.
Peer Comparison

- Comparison to Average Performance Measures of all Publicly Traded Banks* in Ohio:

Performance Measurement	1st Q 08 Rurban	Avg. of LTM OH Banks*
ROA	.78%	.70%
ROE	7.50%	7.05%
NPA to Total Assets	1.22%	0.94%
Net Interest Margin	3.45%	3.75%
Efficiency Ratio	73.2%**	70.2%

*KBW Performance Review Report for 3/31/2008

**Bank Only

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
RBNF: Stock Price History



RURBAN FINL CORP
as of 14-Apr-2008
+10%
0%
-10%
-20%
-30%
May07
Jul07
Sep07
Nov07
Jan08
Mar08
RBNF
^IXBK

Rurban Stock (RBNF) vs. Nasdaq Bank Index

Source: Yahoo Finance

RFC RURBAN FINANCIAL CORP.

Banking Environment

- Sub Prime Mortgage Crisis
  - Foreclosures
  - Decline in Housing Values
- Liquidity Crisis
  - Bear Stearns Debacle
- Escalating Commodity Prices
  - Oil
  - Food
- Economic Challenge
  - Recession
  - Inflation

RFC RURBAN FINANCIAL CORP.

The State Bank and Trust Company

- Company Profile
  - Operate Seventeen Branches in:
    - Six Ohio Counties
    - One Indiana County
  - Columbus Loan Production Office (LPO)
  - $551 Million in Assets
    - $395 Million in Loans
    - $94 Million in Investments
    - $423 Million in Deposits
  - Employs 158 People
  - 104 Years of Operations

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp. Banking Footprint

➢ **Indiana Counties**

- Allen

➢ **Ohio Counties**

- Allen
- Defiance
- Franklin
- Fulton
- Lucas
- Paulding
- Wood


The State Bank and Trust Company
Columbus Loan Production Office
MICHIGAN
INDIANA
OHIO
Toledo
Defiance
Fort Wayne
Columbus

RFC RURBAN FINANCIAL CORP.

The State Bank and Trust Company Think Globally, Act Locally

- Value Proposition

  "Your financial services partner delivering proactive and innovative solutions locally through employees with a passion for service."

- Banking Strategy
  - Prudent Loan Growth
  - Monitor and Maintain Asset Quality
  - Manage Margin
  - Build Core Deposits
  - Grow Fee Income
  - Control Expenses
  - Manage Risk

RFC RURBAN FINANCIAL CORP.

Banking Strategy: Prudent Loan Growth

- Loan Growth Strategies
  - Market Expansion
    - Previous Acquisitions
    - Columbus LPO
  - Building a sales culture
    - 4,900 sales calls in 2007
    - Over 289 closed referrals
    - Targeted incentive program
  - Results: 5.2% organic loan growth in 2007

RFC RURBAN FINANCIAL CORP.

Banking Strategy: Monitor and Maintain Asset Quality

➢ Non-Performing Assets as a % of Total Assets



2.00%
1.00%
0.00%
1.67%
1.64%
1.07%
1.07%
0.70%
0.75%
1.09%
1.14%
1.10%
1.22%
YE 2005
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
1Q 08

RFC RURBAN FINANCIAL CORP.

Banking Strategy: Core Deposit Growth

- Deposit Growth Initiatives
  - Private Client Group Success
  - Remote Merchant Deposit Capture
  - Cross-Selling Improving
  - Electronic Transactions
  - High Performance Checking
  - CDARS

RFC RURBAN FINANCIAL CORP.

Banking Strategies: Retail Deposit Growth

- High Performance Checking: Net Retail Checking Accounts



900
700
500
300
100
(100)
(300)
(500)
-127
-46
-127
-175
-299
-26
378
641
826
Avg 2005 Q
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07

RFC RURBAN FINANCIAL CORP.

Banking Strategy: Control Expenses

- Expense Control – Action and Results
  - Merger of three charters completed in first quarter of 2007
    - Exchange Bank
    - Trust Company Merger
  - Expense Reductions
    - $1.8 million Expense Reductions in 2007
    - Staff reductions of 25 FTE in 2007

RFC RURBAN FINANCIAL CORP.

RDSI Banking Systems

RDSI: Data and Item Processing

- Company Profile (Including DCM)
  - Regional processor: 10 states
  - Data processing: 76 banks
  - Item Processing: 92 banks
  - Employs 99 People

RURBAN FINANCIAL CORP.

RDSI: Think Globally, Act Nationally

- Value Proposition
  "A technology leader, secure provider and trusted advisor providing the best overall value and outstanding service to the financial community"

- RDSI Strategy
  - Grow the Business
  - Operate Efficiently
  - Manage the Risk

RFC RURBAN FINANCIAL CORP.

RDSI: Data and Item Processing Footprint



DCM ~ Wisconsin

RDSI ~ Arkansas, Florida, Nevada, Missouri, Nebraska

Both ~ Ohio, Michigan, Indiana, Illinois

RFC RURBAN FINANCIAL CORP.

RDSI: Growth Strategies

- Revenue and Net Income Growth Strategies
  - Geographic expansion
  - Sales initiatives – new and existing client sales
  - Acquisitions
  - Product expansion
    - ✓ In 2000: 23 products
    - ✓ In 2007: 130 products
  - "Check 21" efficiencies

RFC RURBAN FINANCIAL CORP.

RDSI: Revenue Growth

➢Historic RDSI Revenue Growth



5 Year CAGR: 15.8%
($ in millions)
$22
$20
$18
$16
$14
$12
$10
$8
$10.3
$11.6
$13.0
$16.3
$20.6
2003
2004
2005
2006
2007

RURBAN FINANCIAL CORP.

RDSI: Net Income Growth

➢ Historic Net Income Growth ($ in millions)


5 Year CAGR = 10.0%
$2.60
$2.20
$1.80
$1.40
$1.00
$1.50
$1.92
0.16
$1.76
$1.72
$2.10
$2.50
2003
2004
2005
2006
2007
Net Income
Tax credits

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
2007 – 2006 Financial Highlights

($000)	12/31/07	12/31/06	% Change
Assets (millions)	$556.5	$554.0	
Net Interest Income	14,788	15,035	(2%)
Provision for Loan Losses	521	178	192%
Non-Interest Income	26,861	23,755	13%
Non-Interest Expense	36,637	34,904	5%
Net Income	3,257	2,760	18%
Diluted EPS	$0.65	$0.55	18%

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
2008 1st Quarter Results

($000)	1Q08	1Q07	% Change
Assets (millions)	$571.7	$548.9	4%
Net Interest Income	3,817	3,593	6%
Provision for Loan Losses	192	93	106%
Non-Interest Income	7,515	6,739	12%
Non-Interest Expense	9,601	9,300	3%
Net Income	1,109	702	58%
Diluted EPS	$0.22	$0.14	57%

RFC RURBAN FINANCIAL CORP.

Return to a Normalized Valuation


LTM EPS
P/E LTM
$0.80
$0.60
$0.40
$0.20
$0.00
40
30
20
10
0
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
1Q 08

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Investment Considerations

- Credit problems resolved
- Consistent pattern of earnings growth
- Strong fee income stream critical in current rate environment
- Strong controls in place; recently acquired assets performing well
- Excess capital supports variety of growth strategies
- Highly-experienced management team forging a new vision for the future

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp. (RBNF)

Questions?

RURBAN FINANCIAL CORP.